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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 3, 1997
                                                 -----------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-20803                  74-2644120
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)



5000 Plaza on the Lake, Suite 200, Austin, Texas                   78746
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (512) 328-1112
                                                   ----------------


                                 Not applicable
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated October 3, 1997 which is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

              99.1    Press release dated October 3, 1997


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 3, 1997


                                                IXC Communications, Inc.


                                                By: /s/ JAMES F. GUTHRIE
                                                   ---------------------------
                                                        James F. Guthrie
                                                    Executive Vice President
                                                   and Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit
Number          Description
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99.1            Press release dated October 3, 1997



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